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                                                                   EXHIBIT 24.01

                                  POWER OF ATTORNEY

    WHEREAS, OKLAHOMA GAS AND ELECTRIC COMPANY, an Oklahoma corporation (herein referred to as the "Company") is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement relating to the issuance of and sale of not more than $50,000,000 principal amount of subordinated debt securities (herein, the "Registration Statement"), and

    WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his name, respectively;

    NOW, THEREFORE, each of the undersigned hereby constitutes and appoints STEVEN E. MOORE, A.M. STRECKER, AND DONALD R. ROWLETT, and each of them individually, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Registration Statement relating to the issuance of and sale of not more than $50,000,000 principal amount of subordinated debt securities and to any and all amendments (including post-effective amendments) to such Registration Statement and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 30th day of January 1997.


Steven E. Moore, Chairman, President
Principal Executive Officer and Director              /s/ Steven E. Moore
                                                      -------------------------

Herbert H. Champlin, Director                         /s/ Herbert H. Champlin
                                                      -------------------------

William E. Durrett, Director                          /s/ William E. Durrett
                                                      -------------------------

Martha W. Griffin, Director                           /s/ Martha W. Griffin
                                                      -------------------------

Hugh L. Hembree, III, Director                        /s/ Hugh L. Hembree
                                                      -------------------------

Bill Swisher, Director                                /s/ Bill Swisher
                                                      -------------------------

Ronald H. White, M.D., Director                       /s/ Ronald H. White
                                                      -------------------------

A. M. Strecker, Principal Financial Officer           /s/ A. M. Strecker
                                                      -------------------------

Donald R. Rowlett, Principal Accounting Officer       /s/ Donald R. Rowlett
                                                      -------------------------